[GRAPHIC OMITTED]

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Neogen Corporation (the "Company"), a Michigan corporation, will be held on October 7, 1999 at 9:00 a.m., local time, at the University Club of Michigan State University, 3435 Forest Road, Lansing, MI 48909, to consider and act upon the following matters:

1. The election of nine directors to serve until the next Annual Meeting of Shareholders and until their successors shall have been duly elected and qualified, unless the Classified Board Proposal is approved, in which case such directors will serve for the applicable terms of their respective classes.

2. A proposal (the "Classified Board Proposal") to amend the Company's Articles of Incorporation and By-Laws to provide (i) for a classified Board of Directors who will serve staggered terms and (ii) that a director may be removed prior to the expiration of his or her term for cause only.

3. A proposal (the "Shareholder Consent and Advanced Notice Proposal") to amend the Company's Articles of Incorporation and By-Laws (i) to provide that shareholders may take action at a duly called meeting or by unanimous written consent only and (ii) to require a shareholder to disclose to the Company, in advance of a shareholder meeting, certain information with respect to each proposed nominee for director and with respect to each proposed business item to be acted upon at the meeting.

4. A proposal to amend the Company's Articles of Incorporation and By-Laws to (i) increase the number of authorized shares of the Company's common stock from 10,000,000 shares, $0.16 par value, to 20,000,000 shares, $0.16 par value; and (ii) create a series of preferred stock consisting of 100,000 shares, $1.00 par value.

5. Such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only shareholders of record at the close of business on August 9, 1999 are entitled to notice of and to vote at the meeting.

All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postpaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she returned a proxy.

                                  Sincerely,

                              /s/ G. Bruce Papesh

                               G. Bruce Papesh
                                  Secretary


Lansing, Michigan
August 31, 1999

------------------------------------------------------------------------------
IMPORTANT:  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED
 TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.
------------------------------------------------------------------------------




                               PROXY STATEMENT

The enclosed Proxy is solicited on behalf of Neogen Corporation (the "Company") for use at the Annual Meeting of Shareholders to be held
October 7, 1999, at 9:00 a.m., or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the University Club of Michigan State University, 3435 Forest Road, Lansing, MI 48909. The Company's telephone number is (517) 372-9200.

These proxy solicitation materials were mailed on or about September 1, 1999, together with the Company's 1999 Annual Report to Shareholders, to all shareholders entitled to vote at the meeting.

INFORMATION CONCERNING SOLICITION AND VOTING

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it any time before its use by delivering to the Company, before the meeting, a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Voting and Solicitation

Every shareholder voting at the annual meeting has one vote for each share on all matters. The Company's By-Laws do not provide for cumulative voting in the election of directors. Shares represented by valid, executed and dated proxies in the enclosed form will be voted if received in time for the meeting in accordance with the instructions thereon. Unless your proxy is otherwise marked, it will be voted FOR management's nominees for the board of directors, FOR the Classified Board Proposal, FOR the Shareholder Consent and Advanced Notice Proposal and FOR the proposal to increase the number of authorized shares of common stock and create a series of preferred stock.

A simple majority of the shares issued and outstanding as of August 9, 1999 (the "Record Date") must be present or represented at the Annual Meeting to constitute a quorum. For election of directors, the nine individuals receiving the most votes will be elected for the term(s) indicated. Approval for any other item of business to be voted upon at the Annual Meeting will require the affirmative vote of shareholders holding a majority of the outstanding shares of Common Stock.

The cost of soliciting proxies will be borne by the Company. The Company has retained the services of American Stock Transfer & Trust to aid in the solicitation of proxies. The Company estimates that the cost of soliciting proxies will be less than $2,000 including out-of-pocket expenses. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and regular employees, without additional compensation, personally by telephone, telegram, facsimile or letter.


                                      2




Record Date and Principal Share Ownership

Shareholders of record at the close of business on August 9, 1999 are entitled to notice of and to vote at the meeting. At the Record Date, 5,929,279 shares of the Company's Common Stock were issued and outstanding. At the Record Date, the following were known by the Company to be beneficial owners of more than 5% of the Company's Common Stock.

Name and Address                    Number of Shares       Percent of Total
----------------                    ----------------       ----------------
James L. Herbert (1)
Neogen Corporation
620 Lesher Place
Lansing, MI 48912                       340,725                 5.7%

Herbert D. Doan (1)
P.O. Box 169
Midland, MI 48640                       306,890                 5.2%

(1) Includes 76,015 shares and 24,001 shares of Common Stock which
    Mr. Herbert and Mr. Doan, respectively, have the right to acquire by exercise of options within 60 days of August 9, 1999.


Deadline for Receipt of Shareholder Proposals

Proposals of shareholders which are intended to be presented by such shareholders at the Company's next Annual Meeting of Shareholders must be received by the Company no later than May 3, 2000 in order that they may be included in the proxy statement and form of proxy relating to that meeting.


                                      3




                                  PROPOSAL 1
                            ELECTION OF DIRECTORS

           The Company's By-Laws provide that the Company shall have at least five and no more than nine directors, with the exact number to be determined by the Board. The Board of Directors currently is comprised of nine directors. If the Classified Board Proposal is approved, the directors will be classified into three classes and will serve for the terms set forth next to their names or until their successors have been duly qualified and elected. If the Classified Board Proposal is not approved, each director will serve until the next annual meeting of shareholders or until his successor has been duly elected and qualified. Unless otherwise instructed, proxy holders will vote the proxies received by them for the election of the nominees named below. All of the nominees for director are currently directors of the Company. If any nominee becomes unavailable for any reason it is intended that the proxies will be voted for a substitute nominee designated by the Board. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Any vacancy occurring on the Board of Directors for any reason may be filled by vote of a majority of the directors then in office until the next meeting of shareholders.

Nominees                           Expiration of Term*
--------                           -------------------
Class I:
   Herbert D. Doan ................     2000
   Gordon E. Guyer, Ph.D ..........     2000
   Lon M. Bohannon ................     2000

Class II:
   Robert M. Book .................     2001
   Jack C. Parnell ................     2001
   Leonard E. Heller, Ph.D ........     2001

Class III:
   G. Bruce Papesh ................     2002
   Thomas H. Reed .................     2002
   James L. Herbert ...............     2002

* Assuming approval of the Classified Board Proposal.

                                                                      Director
Name of Nominee              Age  Position                             Since
---------------              ---  --------                            --------
Herbert D. Doan (1)(2)       76   Chairman, Board of Directors         1982
James L. Herbert             59   President and Chief Executive
                                    Officer of the Company, Director   1982
G. Bruce Papesh (3)          52   Secretary, Director                  1993
Gordon E. Guyer, Ph.D.(3)    73   Director                             1990
Robert M. Book (2)           69   Director                             1990
Leonard E. Heller, Ph.D.(3)  54   Director                             1992
Jack C. Parnell (1)          64   Director                             1993
Thomas H. Reed (1)(2)        54   Director                             1995
Lon M. Bohannon              46   Vice President and Chief Financial
                                    Officer of the Company, Director   1996

(1)  Member, Compensation Committee
(2)  Member, Stock Option Committee
(3)  Member, Audit Committee


                                      4




The following is a brief summary of the business experience, including the past five years for each of the nominees for the Board of Directors.

Herbert D. Doan has been a director of the Company since September 1982 and the Company's Chairman of the Board of Directors since October 1984. Mr. Doan has served as President of the Herbert H. and Grace A. Dow Foundation since February 1996 and is Chairman of the Michigan Molecular Institute, a position he has held since 1964. He was formerly President and Chief Executive Officer of Dow Chemical Company. He has been active as an independent venture capitalist for the past five years.

James L. Herbert has been President, Chief Executive Officer, and a director of the Company since he joined Neogen in June 1982. He previously held the position of Corporate Vice President of DeKalb Ag Research, a major agricultural genetics and energy company. He has management experience in animal biologics, specialized chemical research, medical instruments, aquaculture, animal nutrition, and poultry and livestock breeding and production.

G. Bruce Papesh was elected to the Board of Directors in October 1993 and was elected Secretary in October 1994. Since 1987, Mr. Papesh has served as President of Dart, Papesh & Co., an investment consulting and financial services firm. Mr. Papesh also serves on the Board of Directors of Immucor, Inc., a publicly traded immunodiagnostics company that manufactures and markets products for the human clinical blood bank industry.

Dr. Gordon E. Guyer joined the Board of Directors in January 1990. Dr. Guyer retired in 1996 as Director for the Michigan Department of Agriculture, a position he held since 1993. Dr. Guyer served as interim President of Michigan State University from 1991 to 1993 and was Vice President of Governmental Affairs for the University from 1988 until 1991. From 1986 to 1988, he was Director of the Department of Natural Resources for the State of Michigan.

Robert M. Book was elected to the Board of Directors in November 1990. Since January 1993, Mr. Book has served as President of AgriVista, Inc., a company that provides agricultural consulting and marketing services. He served as President of the Indiana Institute of Agriculture, Food and Nutrition, from 1983 through 1992. He was formerly Group Vice President of Agriculture Marketing for Elanco Products Company, a division of Eli Lilly & Co.

Dr. Leonard E. Heller was elected to the Board of Directors in October 1992. He is currently a self-employed independent consultant in the area of medical, biomedical, and pharmaceutical information systems. From 1992 to 1993, he was Secretary, Cabinet for Human Resources for the Commonwealth of Kentucky. From 1986 to 1993 he was part owner of O.J. Packaging Inc., a retail packaging company, and a general partner in Illinois Diversatech, a real estate development partnership located in Manteno, Illinois.

Jack C. Parnell was elected to the Board of Directors in October 1993. Since 1991, he has held the position of Governmental Relations Advisor with the law firm of Kahn, Soares and Conway. In 1989, Mr. Parnell was appointed by President Bush to serve as Deputy Secretary for the U.S. Department of Agriculture. From 1983 to 1989, he served in three different senior governmental positions for the State of California, including Secretary for the California Department of Food and Agriculture from 1987 to 1989. The firm of Kahn, Soares and Conway currently act as the Company's government relations advisor.

Thomas H. Reed was elected to the Board of Directors in October 1995. Effective April 1, 1998, Mr. Reed became Vice President of MLE Marketing, a division of Southern States Cooperative, Inc. Prior to that date, he served as President and Chief Executive Officer for the Michigan Livestock Exchange, where he worked beginning in 1977. Mr. Reed is a member of the Board of Directors of the National Livestock Producers Association and is a former chairman of the Michigan State University Board of Trustees. He has served as an officer or director of numerous trade organizations and financial institutions.

Lon M. Bohannon was elected to the Board of Directors in October 1996. Mr. Bohannon joined Neogen in October 1985 as Vice President of Finance and was promoted to Vice President - Administration and Chief Financial Officer in November 1994. He is responsible for all areas of accounting, finance, human resources and investor relations. A CPA, Mr. Bohannon served as Administrative Controller for Federal Forge, Inc., a metal forging and stamping firm, from March 1980 until October 1985, and worked at the public accounting firm of Ernst & Young from June 1975 to March 1980.

The Board of Directors recommends a vote "for" the nominees herein.


                                      5




Security Ownership of Management

The following table sets forth the beneficial ownership of Common Stock of the Company as of August 9, 1999 for each current director, nominee and for all current directors and executive officers as a group:

Name                              Number of Shares       Percent of Total
----                              ----------------       ----------------

Herbert D. Doan(1)                    306,890                  5.2%
James L. Herbert(1)                   340,725                  5.7%
Gordon E. Guyer, Ph. D.(1)             22,001                     *
Robert M. Book(1)                      10,001                     *
Leonard E. Heller, Ph.D.(1)            60,768                  1.0%
G. Bruce Papesh(1)                      6,001                     *
Jack C. Parnell(1)                     16,001                     *
Thomas H. Reed(1)                       7,601                     *
Lon M. Bohannon(1)                     99,137                  1.7%

All current directors and
  executive officers as a group
  (sixteen persons)(1)                975,336                 15.8%

*Less than 1%

(1) Includes the following shares of Common Stock which current directors and executive officers have the right to acquire by exercise of options within 60 days of August 9, 1999: Mr. Doan - 24,001 shares; Mr. Herbert
      - 76,015 shares; Dr. Guyer - 12,001 shares; Mr. Book - 10,001 shares; Dr. Heller - 18,001 shares; Mr. Papesh - 6,001 shares; Mr. Parnell 16,001 shares; Mr. Reed - 7,001 shares; Mr. Bohannon - 24,000 shares; all current directors and executive officers as a group - 251,688 shares.


Board Meetings and Committees

The Board of Directors of the Company held six meetings during the fiscal year ended May 31, 1999. Each of the incumbent directors attended at least 75% of the aggregate of all meetings of the Board and Committees of which he was a member held during the period he served on the Board or Committee.

The standing committees of the Board of Directors are the Audit Committee, the Compensation Committee and the Stock Option Committee. The Audit Committee, which met one time in 1999, has responsibility of recommending to the Board of Directors the firm of independent auditors to be retained by the Company; reviewing with the Company's independent auditors the scope and results of their audits; reviewing with the independent auditors and management the Company's accounting and reporting principles, policies and practices; and reviewing with the Company's independent auditors the adequacy of the Company's accounting, financial and operating controls. The Compensation Committee, which met twice during 1999, has responsibility for reviewing and approving the Company's executive compensation policies and makes recommendations concerning the Company's employee benefit programs. The Stock Option Committee administers the Company's Stock Option Plan. This committee held three meetings during 1999.

The Board of Directors serves as a committee of the whole for purposes of recommending candidates for election to the Board of Directors. In this capacity, the Board held one meeting in fiscal year 1999. The Board will consider nominees recommended by shareholders provided such recommendations are in writing and received by the Company no later than May 3, 2000. Recommendations should be addressed to: Corporate Secretary, Neogen Corporation, 620 Lesher Place, Lansing, Michigan 48912.


                                      6




Executive Compensation

The following table sets forth information regarding compensation paid or accrued by the Company during the last three years for the Company's chief executive officer and the only other executive officer (named "executive officers") of the Company receiving annual cash compensation in excess of $100,000.

                          SUMMARY COMPENSATION TABLE

                                                                                     All Other
                                        Fiscal                           Options   Compensation
   Name and Principal Position           Year    Salary(1)     Bonus     Awarded       (2)(3)
   ---------------------------          ------   ----------    -----     -------   -------------
James L. Herbert, President,             1999     $162,376    $20,000    40,000       $4,555
     Chief Executive Officer             1998     $153,163    $30,000    30,000       $3,852
                                         1997     $148,092    $20,000    25,000       $2,229

Lon M. Bohannon, Vice President-         1999     $ 94,448    $16,000    17,000       $3,648
     Administration & Chief Financial    1998     $ 89,459    $15,000    15,000       $2,649
     Officer                             1997     $ 84,612    $ 7,000    15,000       $1,785

(1) Includes amounts contributed to the Company's 401(k) Retirement Savings Plan by the named executive officer.
(2) Matching contributions paid to the Company's 401(k) Retirement Savings Plan on behalf of the named executive officer.
(3) Under terms of a deferred compensation agreement, the current value ($267,982 at May 31, 1999) of an annuity owned by the Company is payable to Mr. Herbert or his estate upon death, retirement or termination of employment.

The following table contains information concerning the grant of options under the Company's Stock Option Plan to the named executive officers of the Company during the year ended May 31, 1999. No stock appreciation rights
(SARS) were granted during such period.

                                     Individual Grants
                   ----------------------------------------------------------------------------------
                                                                          Potential Realized Value at
                                                                            Assumed Annual Rates of
                            Percent of Total                               Stock Price Appreciation
                            Options Granted                                 at End of Option Term
                              to Employees    Exercise Price  Expiration  ---------------------------
  Name             Granted  in Fiscal Year      Per Share         Date          5%          10%
  ----             -------  ----------------  --------------  ----------        --          ---
James L. Herbert    40,000       24.8%            $7.19        08/03/08      $181,600    $458,400
Lon M. Bohannon     17,000       10.5%            $7.19        08/03/03      $ 34,000    $ 74,630

(1) Options were granted at fair market value and vest over three years in equal annual installments commencing with the first anniversary of the grant date.

(2) Options were granted at fair market value and vest over five years in equal annual installments commencing with the first anniversary of the grant date.

The following table sets forth information for the named executive officers with respect to the value of options exercised during the year ended May 31, 1999 and the value of outstanding and unexercised options held as a May 31, 1999, based upon the market value of the Company's Common Stock of $7.000 per share on that date. There were no SARS outstanding or exercised as of or for the year ended May 31, 1999.


                                      7





AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                  Number of Unexercised         Value of Unexercised
                                                         Options                In-The-Money Options
                     Shares                         at May 31, 1999              at May 31, 1999 (2)
                     Acquired      Value        --------------------------   ---------------------------
Name               on Exercise   Realized (1)   Exercisable  Unexercisable   Exercisable   Unexercisable
----               -----------   ------------   -----------  -------------   -----------   -------------
James L. Herbert      3,000        $14,430        62,808         87,192        $9,000         $6,000
Lon M. Bohannon       1,400         $6,734        15,800         43,400        $2,100         $1,400

(1) Represents the difference between the market price of the Common Stock and the exercise price of the options on the date of exercise multiplied by the number of shares acquired upon exercise.

(2) Represents the difference between the closing market price of Common Stock at May 31, 1999 of $7.000 per share and the exercise price per share of in-the-money options multiplied by the number of shares which could be acquired at May 31, 1999 upon the exercise of all in-the-money options.


Compensation of Directors

The Company does not pay director's fees to any director for attendance at meetings of the Board or Standing Committees. All non-employee directors receive automatic, non-qualified options to purchase 5,000 shares of Common Stock of the Company when first elected to the Board of Directors and non-qualified options to purchase 2,000 shares of Common Stock of the Company upon subsequent annual election to the Board of Directors. The options expire ten years after the date of grant and vest over three years in equal annual installments commencing with the first anniversary of the date of grant. If the Classified Board Proposal is approved, the Company's 1997 Stock Option Plan will be amended to automatically grant non-employee directors non-qualified options to purchase 5,000 shares of Common Stock when first elected to the Board of Directors and non-qualified options to purchase 2,000 shares of Common Stock upon subsequent election to, or commencement of annual service on, the Board of Directors. All directors are eligible to receive reimbursement for all ordinary travel expenses related to attendance at Board or committee meetings.

Compensation Committee Report on Executive Compensation

           General. The Compensation Committee's overall compensation policy applicable to the Company's executive officers is to provide a compensation program that is intended to attract and retain qualified executives for the Company and to provide them with incentives to achieve Company goals and increase shareholder value. The Compensation Committee implements this policy through establishing salaries and bonuses. The Compensation Committee's current policy is not to provide significant pension or other retirement benefits for the Company's employees.

           Salaries. The Compensation Committee's policy is to provide salaries that are generally similar to those of similar executive officers in similar companies. The Compensation Committee determines comparable salaries through discussions with candidates for such positions, Company research and independent surveys concerning the salaries paid by similar companies.

           Performance Bonuses. The payment of bonuses to executive officers is directly related to their achievement of corporate and individual performance goals established at the beginning of the year. The amount of the bonus paid, if any, varies among the executive officers depending on their success in achieving individual performance goals and on their contribution to the achievement of corporate performance goals.

           Stock Options. Stock options are awarded by the Stock Option Committee of the Board of Directors. The Stock Option Committee's policy is to award stock options to the Company's officers in amounts reflecting the participant's position and ability to influence the Company's overall performance. Options are intended to provide participants with an increased incentive to make contributions to the long-term performance of growth of the Company, to join the interests of participants with the interests of shareholders of the Company and to attract the retain qualified employees. The Stock Option Committee's policy has been to grant options with terms of five to ten years to provide a long-term incentive and to fix the exercise price of the options at the fair market value of the underlying shares on the date of grant. As a result, such options will only have value if the price of the underlying shares increases.


                                      8




           Fiscal 1999 Compensation Decisions Regarding James Herbert. The compensation of James L. Herbert, President and Chief Executive Officer is recommended by the Compensation Committee to the Board of Directors based on the Committee's knowledge of the level necessary to enable the Company to remain competitive and retain top management.

In addition, Mr. Herbert's compensation is based on the Committee's subjective assessment of his progress toward achieving Company goals and objectives pertaining to the development and marketing of products dedicated to food and animal safety. Particular consideration is given to overall growth in sales and operating profit for the Company's most recent fiscal year and progress toward enhancing long-term shareholder value.

Incentive compensation payments to Mr. Herbert are made partially in the form of cash intended to reward Mr. Herbert for achievement of individual and corporate objectives, partially in the form of stock options, intended to provide Mr. Herbert with increased incentive to focus on long-term performance growth of the Company that will enhance shareholder value, and partially in the form of contributions to an annuity owned by the Company and payable to Mr. Herbert or his estate upon death, retirement or termination of employment.

Mr. Herbert did not participate in the approval of his own compensation, but did participate in discussion of the Company's performance for fiscal 1999 and the determination of bonuses for other executive officers of the Company.

                                                By the Compensation Committee

                                                   Herbert D. Doan (Chairman)
                                                              Jack C. Parnell
                                                               Thomas H. Reed


                                      9




Stock Performance Graph

The following line graph compares for the fiscal years ended May 31, 1995, 1996, 1997, 1998, and 1999 (i) the yearly cumulative total shareholder return on the Company's common stock with (ii) the cumulative total return of the Russell 2000 Index and with (iii) a Peer Group Index. The Peer Group consists of Strategic Diagnostics Corporation, Idexx Laboratories, Inc., Synbiotics Corporation, Destron Fearing Corporation, MEDTOX Scientific, Inc., Diagnostic Products Corporation, ImmuCell Corporation, Hemagen Diagnostics, Inc., and Embrex, Inc.

                         [performance graph omitted]

                        1994     1995     1996     1997     1998     1999
                        ----     ----     ----     ----     ----     ----
Neogen Corporation      $100     $ 98     $112     $ 98     $123     $ 98
Peer Group              $100     $162     $153     $ 97     $ 96     $ 88
Russell 2000 Index      $100     $108     $145     $153     $183     $176


Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all
Section 16(a) forms they file.

To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with during the two fiscal years ended May 31, 1999 except that one report covering one transaction in fiscal year 1999 was filed late by Gerald
S. Traynor, a Company Vice President. As of the date hereof the Company is not aware of any failure to file a required report.


                                     10




                           ANTI-TAKEOVER AMENDMENTS

The Board of Directors has considered and recommends amending the Company's Articles of Incorporation and By-Laws to include various anti-takeover provisions. The proposed package of defensive amendments includes classifying the Board of Directors into three classes serving staggered terms and permitting the involuntary removal of directors for good cause only; permitting shareholder action in lieu of meeting only by unanimous written consent; and requiring advanced notice for shareholder proposals. The Board of Directors is not aware of any specific attempt to acquire a controlling block of shares or to otherwise obtain control of the Company.

The Board of Directors recommends the adoption of these provisions as a means to enhance the continuity and stability of the Company's management by making it more difficult and time-consuming for a third party to gain control of the Company's Board of Directors. Management of the Company and the Board of Directors believes that these amendments will provide the Company's management with the means and opportunity to defend shareholder interests. The proposed amendments may make it more difficult or discourage an unsolicited tender offer, proxy contest or assumption of control by a holder of a large block of the Common Stock of the Company and the removal of incumbent management, even in the event that any of these transactions are favored by the shareholders of the Company.

                                  PROPOSAL 2
                        THE CLASSIFIED BOARD PROPOSAL

General

Currently, the election and removal of directors is governed by the Company's By-laws and the provisions of the Michigan Business Corporation Act ("MBCA"). The By-Laws provide that each director is elected at the annual meeting of shareholders and holds office until his successor is elected and qualified or until his resignation or renewal. Additionally, a director may be removed with or without cause by a majority vote of the shareholders at a meeting called for such purpose. Under the Company's current By-Laws and the MBCA, only one meeting of shareholders would be required to effect a change in the majority or all of the Company's Board of Directors.

Proposed Amendments

The Board recommends that shareholders consider and approve a proposal to amend the Company's By-Laws to provide for the classification of the Board of Directors into three classes and to amend the Company's Articles of Incorporation to permit the shareholders of the Company to remove a Director before his or her term expires only if the removal is for cause. Each class of Directors will be as nearly equal in number to the others as possible. Under the Classified Board Proposal, each class of the Board of Directors will serve a three-year term, with one class elected each year.

The Board believes that the staggered three year terms of a classified Board of Directors will help to assure the continuity and stability of the Company's policies. At any given time, two of the three classes of Directors will have had prior experience as directors of the Company. In addition, the shareholders will only be able to remove a director for cause.

Considerations in Support of the Proposal

The overall effect of the Classified Board Proposal would be to make more difficult any hostile attempt to take control of the Company through a proxy contest. In order to change the membership of a majority of the Board of Directors, at least two years would be required. This would encourage persons seeking to acquire control of the Company to engage in good faith, arm's-length negotiations with the Board of Directors. The Company also believes that (i) ensuring continuity of service among the Board members and three-year commitments for Board service is desirable, (ii) the proposed amendments would facilitate the Company's attracting and retaining qualified members of the Board of Directors and (iii) the proposed amendments would facilitate hiring and retaining competent management personnel by increasing the likelihood of a stable employment environment.


                                     11




Other Considerations

The proposed amendments would make more difficult the removal of current management and the Board of Directors. The classification provision will apply to every election of directors, whether or not a change in a majority of the Board of Directors might arguably be beneficial to the Company and its shareholders and whether or not shareholders holding a majority of the then outstanding shares of Common Stock believe that such a change might be desirable.

The Classified Board Proposal could have the effect of deterring certain third parties from initiating proxy contests or from acquiring substantial blocks of the Company's Common Stock. Such proxy contests and acquisitions of substantial blocks of Common Stocks tend to increase, at least temporarily, market prices for the Company's stock. Consequently, if the Classified Board Proposal is approved, shareholders of the Company could be deprived of temporary opportunities to sell their shares at higher market prices. Moreover, by possibly deterring proxy contests of acquisitions of substantial blocks of Common Stock, the Classified Board Proposal might have the incidental effect of inhibiting certain changes in incumbent management, some or all of whom may be replaced in the course of a change in control.

Because directors will be directly affected by the Classified Board Proposal, they may be deemed to have an interest in its outcome.

Vote Required

The Classified Proposal requires for its passage the affirmative vote of shareholders holding a majority of the outstanding shares of Common Stock. The Board of Directors unanimously recommends a vote FOR approval of the Classified Board Proposal.

Although the Company believes that the material provisions of the amendments to the Company's Articles of Incorporation and By-Laws are set forth above, reference should be made to the text of the amendments, copies of which are attached to this Proxy Statement as Exhibit A and Exhibit B, respectively.

                                  PROPOSAL 3
             THE SHAREHOLDER CONSENT AND ADVANCED NOTICE PROPOSAL

General

Under the Company's current Articles of Incorporation and By-Laws, shareholders are permitted to take action which would otherwise be required or permitted at a shareholders' meeting without prior notice, without a meeting, and without a vote. In order to take action in such a way, a majority of the shareholders entitled to vote on the action must consent in writing. Under this operation, a person who holds or controls a large block of Common Stock could take shareholder action unilaterally.

In addition, the By-Laws of the Company do not specify what business may be conducted at a meeting of Company's shareholders. Therefore, any business may be conducted that is specified in the notice of such meeting or that is properly brought before such meeting. Presently, a determination as to whether business which is not specified in the notice of meeting is properly brought before a meeting would generally be made by the chairman of the meeting at the time any such business is presented. Under the current By-Laws, a shareholder could nominate any person for election as a director, or introduce any business, without prior notice to the Board of Directors or the other shareholders, at any meeting of the Company's shareholders.


                                     12




Proposed Amendments

The Board of Directors also proposes an amendment to the Company's Articles of Incorporation and By-Laws which would allow the Company's shareholders to act by written consent in lieu of a meeting only if the shareholders approve the action unanimously.

The Board of Directors proposes an amendment to the Company's By-Laws to add a provision which provides that with respect to an annual meeting of shareholders, nominations of persons for election to the Company's Board of Directors and the proposal of business to be considered by shareholders may be made only (i) pursuant to the Company's notice of the meeting, (ii) by the Company's Board of Directors or (iii) by a shareholder who was a shareholder of record both at the time of giving notice and at the time of the annual meeting, who is entitled to vote at the meeting and has complied with the advanced notice procedures set forth in the next sentence. For nominations or other business to be properly brought before an annual meeting by a shareholder pursuant to clause (iii) of the preceding sentence, the shareholder must have given timely notice thereof in writing to the Secretary of the Company and such other business must otherwise be a proper matter for action by shareholders. To be timely, a shareholder's notice shall be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date or if the Company has not previously held an annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Company. The By-Laws also set forth the requirements as to the content of the shareholders' notice.

The proposed amendment to the By-Laws also provides that with respect to special meetings of the shareholders, only the business specified in the Company's notice of meeting may be brought before the meeting of shareholders and nominations of persons for election to the Company's Board of Directors may be made only (i) pursuant to the Company's notice of the meeting, (ii) by the Company's Board of Directors or (iii) provided that the Company's Board of Directors has determined that directors shall be elected at such meeting, by a shareholder who was a shareholder of record both at the time of giving notice of the meeting and the time of special meeting, who is entitled to vote at the meeting and has complied with the advance notice provisions which are summarized in the next sentence. In the event the Company calls a special meeting of shareholders for the purpose of electing one or more directors to the Board of Directors, any such shareholder may nominate a person or persons (as the case may be) for election to such position as specified in the Company's notice of meeting, if the shareholder's notice containing the information required by the By-Laws is delivered to the Secretary at the principal executive offices of the Company not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the directors to be elected at such meeting.

The determination as to whether the notice provisions have been met will be made by the presiding officer at the annual meeting. This amendment does not give the Board of Directors any power to approve or disapprove the business that shareholders desire to be conducted at the meeting.

Considerations in Support of the Proposal

The proposed amendment concerning the ability of the shareholders to act by consent would prevent a takeover bidder who holds or controls a large block of the Common Stock of the Company from using the written consent procedure to take shareholder action unilaterally. It is intended to prevent shareholders from soliciting consents in order to effect changes without giving all of the Company's shareholders who are entitled to vote on a proposed action an adequate opportunity to participate in the action or at the meeting where such proposed action is considered. This amendment will ensure that all shareholders will have notice of any attempted major corporate action by shareholders. Shareholders will have an equal opportunity to participate in the written consent at a meeting where such action is being considered. It should reduce the possibility of disputes or confusion regarding the validity of purposed shareholder action.


                                     13




The proposed amendment to the Company's By-Laws to establish advanced notice procedures for shareholders to bring matters before an annual or special meeting of the shareholders, including the nominations of directors, will permit the Board of Directors to plan the shareholder meetings more efficiently. Advanced notice will better enable the Board of Directors to inform the shareholders, prior to the meeting, of any new business that will be presented at the meeting. The Board of Directors will also be able to make a recommendation or to state its position. By doing so, shareholders will be better able to determine whether they desire to attend the meeting or to grant the Board of Directors a proxy as to the disposition of such business. Additionally, the proposed notice procedure will discourage belated attempts by third parties to begin ill-considered, disruptive discussions at shareholders' meetings.

The Board of Directors believes that advanced notice of Board nominations by shareholders provides the Company with an opportunity to consider the qualifications of the proposed nominees. The Board of Directors considers this opportunity advantageous to the Company and its shareholders, as opposed to being confronted with a surprise nomination at or shortly before a meeting of shareholders at which director nominees are to be considered. Advanced notice also provides an opportunity for the Board of Directors to inform shareholders about these nominee qualifications. The proposal may also discourage or deter a shareholder from conducting a solicitation of proxies in order to elect its own directors or otherwise attempting to obtain control of the Company if that shareholder does not desire to provide the advance notice required.

Other Considerations

The Board of Directors does not believe that simply eliminating majority shareholder action by written consent will create a significant impediment to a tender offer or other effort to take control of the Company. Nevertheless, this amendment to the Company's Articles of Incorporation and By-Laws may make more difficult, or delay, certain actions by a person or group acquiring a substantial percentage of the Common Stock of the Company. This proposal would apply, however, even though such actions might be desired by, or beneficial to, the holders of a majority of the Common Stock of the Company.

The proposed notice procedure may limit to some degree the ability of shareholders to initiate discussion at a shareholders' meeting. It will also preclude the conducting of business at a particular meeting if the proper notice procedures have not been followed. Nothing in the proposed amendment precludes discussion by any shareholder of any business properly brought before a shareholders' meeting. This notice requirement may preclude the nomination of a person for election to the Board of Directors at a particular meeting if the proper procedures are not followed.

Vote Required

The Shareholder Consent and Advanced Notice Proposal requires for its passage the affirmative vote of shareholders holding a majority of the outstanding shares of Common Stock. The Board of Directors unanimously recommends a vote FOR approval of the Shareholder Consent and Advanced Notice Proposal.

Although the Company believes that the material provisions of the amendment to the Company's Articles of Incorporation and By-Laws are set forth above, reference should be made to the text of the amendments, copies of which are attached to this Proxy Statement as Exhibit C and Exhibit D, respectively.


                                     14




                                  PROPOSAL 4
         PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE
        AUTHORIZED COMMON STOCK AND CREATE A SERIES OF PREFERRED STOCK

Article III of the Company's Articles of Incorporation presently provides for an authorized capitalization of the Company of 10,000,000 shares of Common Stock, $0.16 par value per share.

As of August 9, 1999, 5,929,279 shares of Common Stock were issued and outstanding, with 853,000 additional shares of Common Stock reserved for issuance upon exercise of outstanding stock options and warrants and stock options available for grant under the Company's Option Plans.

The Board of Directors of the Company has proposed an amendment to Article III of the Company's Articles of Incorporation to increase, from 10,000,000 to 20,000,000, the number of authorized shares of Common Stock and create a series of preferred stock consisting of 100,000 shares with a par value of $1.00 per share. A copy of Article III showing the proposed amendment is set forth in Exhibit E.

The approval of this proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock and create a series of preferred stock requires the affirmative vote of the holders, as of the Record Date, of the majority of the outstanding shares of Common Stock.

If the proposal is approved by the shareholders of the Company, the additional 10,000,000 shares of Common Stock and 100,000 shares of preferred stock so authorized will be available for issuance by the Board of Directors of the Company for stock splits or stock dividends, acquisitions, raising additional capital, stock options or other corporate purposes. The Company does not anticipate that it would seek authorization from the shareholders for issuance of such additional shares unless required by applicable law or regulation.

Any additional Common Shares, when issued, would have the same rights and preferences as the shares of Common Stock presently outstanding. There are no preemptive rights available to shareholders in connection with the issuance of any such shares. Any additional preferred shares, when issued, may have voting powers, may be redeemable or entitled to receive dividends, may have certain rights upon dissolution of the Company, may be convertible into other classes of stock of the Company and have other special rights, preferences, qualifications, limitations or restrictions as determined and approved by the Company's Board of Directors.

One of the effects of the amendment, if adopted, may be to enable the Board to render it more difficult to, or discourage an attempt to, obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of present management. The Board would, unless prohibited by applicable law, have additional shares of Common Stock and preferred stock available to effect transactions in which the number of the Company's outstanding shares would be increased and would thereby dilute the interest of any party attempting to gain control of the Company. Such action, however, could discourage an acquisition of the Company which shareholders might view as desirable. In addition, since the Company's shareholders have no preemptive rights to purchase additional shares of Common Stock or preferred stock issued, the issuance of such shares could dilute the interests of current shareholders of the Company.

The Board of Directors unanimously recommends a vote FOR the approval of the Amendment to Article III of the Company's Articles of Incorporation.

                                OTHER MATTERS

Independent Public Accountant

BDO Seidman L.L.P. is the independent auditor for the Company and its subsidiaries and has reported on the consolidated financial statements included in the Annual Report of the Company which accompanies this proxy statement. The Company's independent auditor is appointed by the Board of Directors. The Board of Directors has reappointed BDO Seidman L.L.P. as independent auditor for the fiscal year ending May 31, 2000.

Representatives of BDO Seidman L.L.P. are expected to be present at the Annual Meeting of Shareholders and will be available to respond to appropriate questions and will have an opportunity to make a statement at the meeting if they desire to do so.


                                     15




Other Proposals

Neither the Company nor its Board of Directors intends to bring before the Annual Meeting any matters other than those set forth in the Notice of Annual Meeting, and they have no present knowledge that any other matters will be presented for action at the Meeting by others. However, if any other matters properly come before such Meeting, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgement.

Neogen Corporation will furnish a copy of its Annual Report on Form 10-K for the year ended May 31, 1999, without exhibits, without charge to each person who forwards a written request including representation that he/she was a shareholder on August 9, 1999 to: Corporate Secretary, Neogen Corporation, 620 Lesher Place, Lansing, Michigan 48912.

By order of the Board of Directors

/s/ G. Bruce Papesh

G. Bruce Papesh
Secretary

Dated:  August 31, 1999



                                  Exhibit A
                          CLASSIFIED BOARD AMENDMENT

The number of directors which shall constitute the whole board shall not be less than five (5) nor more than nine (9). Within these limits, the number of directors shall be determined from time to time by resolution of the Board of Directors. In lieu of electing the whole number of directors annually, the directors shall be divided into three classes designated as Class I, Class II, and Class III, each class to be as nearly equal in number as possible. The term of office of the Class I directors shall expire at the first annual meeting of the shareholders after the date on which this provision of the By-Laws first becomes effective. The term of office of the Class II directors shall expire at the second annual meeting of shareholders after the date on which this provision of the By-Laws first becomes effective. The term of office of the Class III directors shall expire at the end of the third annual meeting after this provision of the By-Laws first becomes effective. After such classification, each class of directors shall serve a term of three (3) years. The class of directors whose term expires at the time of the shareholder's meeting for a given year shall be elected to hold office until the third succeeding annual meeting. Notwithstanding any of the foregoing, each director shall serve until his or her successor is elected and has qualified or until the director's death, retirement, resignation or removal. Should a vacancy occur or be created, any director elected or appointed to fill such vacancy shall serve for the full term of the class in which the vacancy occurs or is created. If the number of directors is changed, any increase or decrease in the number of directors shall be apportioned among the classes so directors in each class remains as nearly equal in number as possible.

                                  Exhibit B
                     FOR CAUSE DIRECTOR REMOVAL AMENDMENT

A director or the entire Board of Directors may be removed only for cause.

                                  Exhibit C
                    SHAREHOLDER WRITTEN CONSENT AMENDMENT

Any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting if a consent in writing, setting forth such action, is signed by each shareholder entitled to vote on the matter and any other shareholder entitled to notice of a meeting (but not to vote thereat) has waived in writing any right to dissent from such action, and such consent and waiver are filed with the minutes of proceedings of the shareholders.

                                  Exhibit D
                          ADVANCED NOTICE AMENDMENT

           (a) Annual Meetings of Shareholders. (1) Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the shareholders may be made at an annual meeting of shareholders (i) pursuant to the Company's notice of meeting, (ii) by or at the direction of the directors or (iii) by any shareholder of the Company who was a shareholder of record both at the time of giving a notice provided for in this Section and at the time of the annual meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section.

           (2) For nominations or other business to be properly brought before an annual meeting by a shareholder pursuant to clause (iii) of paragraph (a) (1) of this Section, the shareholder must have given timely notice thereof in writing to the Secretary of the Company and such other business must otherwise be a proper matter for action by shareholders. To be timely, a shareholder's notice shall be delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date or if the Company has not previously held an annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Company. In no event shall the public announcement of a postponement or adjournment of an annual meeting to a later date or time commence a new time period for the giving of a shareholder's notice as described above. Such shareholder's notice shall set forth (i) as to each person whom the shareholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitation of proxies for election of directors, or is otherwise required in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (including such person's written consent to being named in the proxy


                                     17


      statement as a nominee and to serving as a director) if elected; (ii) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and of the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (x) the name and address of such shareholder, as they appear on the Company's books, and of such beneficial owner and (y) the number of each class of shares of the Company which are owned beneficially and of record by such shareholder and such beneficial owner.

           (3) Notwithstanding anything in the second sentence of paragraph
      (a) (2) of this Section to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased Board of Directors at least 70 days prior to the first anniversary of the preceding year's annual meeting, a shareholder's notice required by this Section shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the tenth day following the day on which such public announcement is first made by the Company.

           (b) Special Meeting of Shareholders. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Company's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of shareholders at which directors are to be elected (i) pursuant to the Company's notice of meeting (ii) by or at the direction of the Board of Directors or (iii) provided that the Board of Directors has determined that directors shall be elected at such special meeting, by any shareholder of the Company who was a shareholder of record both at the time of giving of notice provided for in this Section and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section. In the event the Company calls a special meeting of shareholders for the purpose of electing one or more directors to the Board of Directors, any such shareholder may nominate a person or persons (as the case may be) for election to such position as specified in the Company's notice of meeting, if the shareholder's notice containing the information required by paragraph (a) (2) of this Section shall be delivered to the Secretary at the principal executive offices of the Company not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the directors to be elected at such meeting. In no event shall the public announcement of the postponement or adjournment of a special meeting to a later date or time commence a new time period for the giving of a shareholder's notice as described above.

           (c) General. (1) Only such persons who are nominated in accordance with the procedures set forth in this Section shall be eligible to serve as directors and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section. The presiding officer of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth this Section and, if any proposed nomination or business is not in compliance with this Section, to declare that such defective nomination or proposal be disregarded.

           (2) For purpose of this Section, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

           (3) Notwithstanding the foregoing provisions of this Section, a shareholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section. Nothing in this Section shall be deemed to affect any rights of shareholders to request inclusion of proposals in the Company's proxy statement pursuant to Rule 14a-8 under the Exchange Act.


                                     18




                                  Exhibit E

                           AMENDMENT TO ARTICLE III
                       OF THE ARTICLES OF INCORPORATION
                            OF NEOGEN CORPORATION

                                 ARTICLE III

1.    The total authorized capital is:

      Common Shares:     20,000,000     Par Value: $0.16
      Preferred Shares:     100,000     Par Value: $1.00

2. A statement of all or any of the relative rights, preferences and limitations of each class is as follows:

      The Preferred Stock shall be issued from time to time in one or more series of such number of shares with such distinctive serial designations and (a) may have such voting powers; (b) may be subject to redemption at such time or times and at such prices; (c) may be entitled to receive dividends (which may be cumulative or non-cumulative) at such rate or rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock; (d) may have such rights upon the dissolution of or upon any distribution of the assets of, the Company; (e) may be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Company, at such price or prices or at such rates of exchange, and with such adjustments; and (f) may have such other relative participation, optional or other special rights, preferences, qualifications, limitations, or restrictions thereof, all as shall hereafter be stated and expressed in the resolution or resolutions providing for the issue of each such series of Preferred Stock from time to time adopted by the Board of Directors pursuant to the authority so to do which is hereby expressly vested in the Board of Directors.



[ PROXY CARD ]

                          PROXY - NEOGEN CORPORATION
               Annual Meeting of Shareholders - October 7, 1999

The undersigned hereby appoints G. Bruce Papesh and James L. Herbert, and each of them with full power to appoint his substitute, attorneys and proxies to represent the shareholder and to vote and act with respect to all shares that the shareholder would be entitled to vote on all matters which come before the annual meeting of shareholders of Neogen Corporation referred to above and at any adjournment of that meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IF THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATIONS ARE MADE, THE SHARES WILL BE VOTED FOR EACH OF THE PROPOSALS ON THIS PROXY. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER, INCLUDING SUBSTITUTION OF DIRECTOR NOMINEES, WHICH MAY COME BEFORE THE MEETING.


              (Continued and to be signed on the reverse side.)

                                                                 SEE REVERSE
                                                                     SIDE




/ X /  Please mark your votes as in this example.

                    FOR      WITHHELD
1. ELECTION OF
   DIRECTORS        /  /       /  /

   To withhold authority to vote for any individual nominee(s) write his or their names in the following space: ____________________________________

   Nominees:   Herbert D. Doan, James L. Herbert, G. Bruce Papesh, Gordon E.
               Thomas Guyer, Robert M. Book, Leonard E. Heller, Jack C.
               Parnell, Thomas H. Reed, and Lon M. Bohannon

                                                   FOR     AGAINST   ABSTAIN
2. Proposal to provide for a classified
   Board of Directors with staggered terms
   and removal of a director for cause only.
                                                  /  /       /  /      /  /


                                                   FOR     AGAINST   ABSTAIN
3. Proposal providing for shareholder action
   at a duly called meeting or by unanimous
   consent only and to require a shareholder
   to disclose certain information in advance
   of a shareholder meeting.
                                                  /  /       /  /      /  /


                                                   FOR     AGAINST   ABSTAIN
4. Proposal to increase authorized shares of
   $0.16 par value Common Stock from 10,000,000
   to 20,000,000 shares and create a series of
   preferred stock consisting of 100,000 shares,
   $1.00 par value.
                                                  /  /       /  /      /  /


SIGNATURE(S) _________________________________  DATE ____________ , 1999

NOTE: Please sign exactly as your name appears on this proxy. If signed for estates, trusts, or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.